UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2012
SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in its Charter)

Florida	001-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida	34994
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 30, 2012, Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) completed its repurchase of the warrant to purchase 589,622.5 shares of Seacoast’s common stock issued to the United States Department of the Treasury (“Treasury”) in December 2008. The Company repurchased the warrant for a total price of $55,000.

The repurchase had no impact on the Company’s results of operations as the repurchase price results in a reduction of the Company’s cash and an offsetting reduction in paid in capital.

On April 3, 2012, the Company announced that Treasury sold the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.10 per share, to other investors in a secondary public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ Dennis S. Hudson, III
Name: Dennis S. Hudson, III Title: Chairman and Chief Executive Officer

Date: June 1, 2012